EXHIBIT 10.1
IRREVOCABLE PROXY
          The undersigned stockholder (the “Stockholder”) of Battle Mountain Exploration Corp., a Nevada corporation (the “Company”), hereby irrevocably (to the fullest extent permitted by law) appoints Tony Jensen, President and Chief Executive Officer of Royal Gold, Inc., a Delaware corporation (“Acquiror”), Karen Gross, Vice President and Secretary of Acquiror, Bruce Kirchhoff, Vice President and General Counsel of Acquiror, and each of them (collectively, the “Proxyholders”), as the sole and exclusive agents, attorneys and proxies of the undersigned Stockholder, with full power of substitution and resubstitution, to the full extent of the Stockholder’s rights with respect to the shares of capital stock of the Company that are listed below, any and all other shares or securities issued or issuable in respect thereof on or after the date hereof and prior to the date this Irrevocable Proxy terminates, and any other voting or equity securities of the Company hereafter acquired prior to the date this Irrevocable Proxy terminates (collectively, the “Shares”), to vote the Shares as follows: each of the Proxyholders is empowered at any time prior to termination of this Irrevocable Proxy to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned Stockholder at every annual, special or adjourned meeting of the Company’s stockholders, and in every written consent in lieu of such a meeting, or otherwise, (i) in favor of approval and adoption of the Amended and Restated Agreement and Plan of Merger by and among Acquiror, the Company, and Royal Battle Mountain, Inc., a Nevada corporation and wholly-owned subsidiary of Acquiror (“Merger Sub”), and dated July 30, 2007 (as amended, the “Merger Agreement”), and the approval of the merger of Merger Sub with and into the Company (the “Merger”), and (ii) against approval of any proposal made in opposition to, or in competition with, the consummation of the Merger, including, without limitation, any action or agreement that would result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of the Company under the Merger Agreement, or any other matter that could reasonably be expected to impede, delay or materially and adversely affect the contemplated economic benefits to Acquiror of the Merger or any of the other transactions contemplated by the Merger Agreement. The Proxyholders may not exercise the proxy granted by the Stockholder on any matter not expressly covered by this Irrevocable Proxy. The proxy granted by the Stockholder to the Proxyholders hereby is granted as of the date of this Irrevocable Proxy, and is irrevocable and coupled with an interest in such obligations and in the interests in the Company to be purchased and sold pursuant to the Merger Agreement.
          This Irrevocable Proxy will terminate upon the termination of the Merger Agreement in accordance with its terms. Upon the execution hereof, all prior proxies given by the undersigned Stockholder with respect to the Shares and any and all other shares or securities issued or issuable in respect of the Shares are hereby revoked and no subsequent proxies will be given with respect to the Shares until such time as this Irrevocable Proxy shall be terminated in accordance with its terms. Any obligation of the undersigned Stockholder hereunder shall be binding upon the successors and assigns of the Stockholder. The Stockholder authorizes the Proxyholders to file this Irrevocable Proxy and any substitution or revocation of substitution with the Secretary of the Company and with any Inspector of Elections at any meeting of the stockholders of the Company.
          This Irrevocable Proxy is irrevocable and shall survive the insolvency, incapacity, death or liquidation of the Stockholder.
[Remainder of page intentionally left blank]

Dated: July , 2007

Name of Stockholder

Signature

Print Name

Title (if applicable)

Shares of Battle Mountain Gold Exploration Corp. capital stock held of record or beneficially owned by the Stockholder or over which the Stockholder exercises voting power:

Battle Mountain Gold Exploration Corp. options held of record or beneficially owned by the Stockholder or over which the Stockholder exercises voting power:

Battle Mountain Gold Exploration Corp. warrants or other convertible securities held of record or beneficially owned by the Stockholder or over which the Stockholder exercises voting power:

[Signature Page to Irrevocable Proxy]